Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2026 (1)

In apartment units

	Same Store	Stabilized Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	340	—	11,774	—	11,774
Dallas, TX	9,523	594	386	10,503	—	10,503
Austin, TX	7,179		—	7,179	—	7,179
Charlotte, NC	5,707	640	239	6,586	173	6,759
Orlando, FL	5,907	310	—	6,217	—	6,217
Raleigh/Durham, NC	5,156	500	406	6,062	—	6,062
Tampa, FL	5,416	—	495	5,911	—	5,911
Houston, TX	4,859	—	—	4,859	—	4,859
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Phoenix, AZ	3,291		317	3,608	—	3,608
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,193	618	—	1,811	—	1,811
Richmond, VA	1,732	—	—	1,732	—	1,732
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	1,118	352	—	1,470	44	1,514
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Kansas City, MO-KS	1,110	318	—	1,428	—	1,428
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,502	496	—	6,998	—	6,998
Total Multifamily Units	96,561	4,168	1,843	102,572	217	102,789
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of March 31, 2026			Average Effective	As of March 31, 2026
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended March 31, 2026	Completed Units	Total Units, Including Development
Atlanta, GA	$2,245,678	13.1%	95.3%	$1,788	11,774
Dallas, TX	1,660,888	9.7%	94.9%	1,660	10,117
Charlotte, NC	1,289,844	7.5%	95.7%	1,639	6,347
Orlando, FL	1,143,575	6.6%	96.1%	1,974	6,217
Tampa, FL	1,050,162	6.1%	96.0%	2,083	5,416
Austin, TX	993,279	5.8%	95.1%	1,472	7,179
Raleigh/Durham, NC	836,557	4.9%	95.3%	1,516	5,656
Houston, TX	712,706	4.1%	96.1%	1,455	4,859
Phoenix, AZ	608,917	3.5%	95.8%	1,691	3,291
Northern Virginia	588,876	3.4%	95.8%	2,570	1,888
Nashville, TN	582,071	3.4%	96.0%	1,653	4,375
Charleston, SC	454,652	2.6%	95.5%	1,842	3,168
Denver, CO	427,082	2.5%	94.8%	1,958	1,470
Fort Worth, TX	415,833	2.4%	95.5%	1,581	3,687
Jacksonville, FL	337,012	2.0%	95.4%	1,467	3,496
Kansas City, MO-KS	297,641	1.7%	95.7%	1,711	1,428
Richmond, VA	270,727	1.6%	96.0%	1,724	1,732
Fredericksburg, VA	263,504	1.5%	95.7%	1,970	1,435
Greenville, SC	253,679	1.5%	95.2%	1,372	2,354
Savannah, GA	236,109	1.4%	95.1%	1,686	1,837
Birmingham, AL	178,950	1.0%	95.2%	1,439	1,462
San Antonio, TX	175,740	1.0%	95.6%	1,316	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	218,514	1.3%	95.0%	1,311	2,754
Florida	203,075	1.2%	95.3%	1,853	1,806
Alabama	192,932	1.1%	94.5%	1,346	1,648
Virginia	175,325	1.0%	95.3%	1,867	1,039
Kentucky	110,635	0.6%	96.3%	1,319	1,308
Utah	94,639	0.5%	92.5%	1,606	400
Maryland	86,687	0.5%	95.6%	2,373	361
Nevada	77,575	0.5%	95.1%	1,604	721
Stabilized Communities	$16,182,864	94.0%	95.5%	$1,683	100,729
Charlotte, NC	216,969	1.3%	20.0%	1,855	412	541
Phoenix, AZ	200,151	1.2%	88.6%	1,725	317	942
Tampa, FL	193,897	1.1%	71.5%	2,979	495	495
Raleigh/Durham, NC	143,024	0.8%	48.3%	1,744	406	406
Dallas, TX	107,097	0.6%	89.1%	1,652	386	386
Richmond, VA	69,250	0.4%	—	—	—	306
Denver, CO	62,351	0.4%	—	—	44	219
Charleston, SC	39,745	0.2%	—	—	—	336
Lease-up / Development Communities	$1,032,484	6.0%	54.3%	$2,049	2,060	3,631
Total Multifamily Communities	$17,215,348	100.0%	94.5%	$1,690	102,789	104,360
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of March 31, 2026, the gross investment in real estate for this community was $83.5 million and includes a mortgage note payable of $52.0 million. For the three months ended March 31, 2026, this apartment community achieved NOI of $2.2 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of March 31, 2026
	March 31, 2026	March 31, 2025	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$516,980	$518,827	-0.4%	96,561	$15,313,935
Non-Same Store Communities	22,050	21,239		4,168	868,929
Lease-up/Development Communities	7,732	2,459		2,060	1,032,484
Total Multifamily Portfolio	$546,762	$542,525		102,789	$17,215,348
Commercial Property/Land	6,963	6,770		—	437,795
Total Operating Revenues	$553,725	$549,295		102,789	$17,653,143

Property Operating Expenses
Same Store Communities	$188,284	$185,911	1.3%
Non-Same Store Communities	9,211	10,106
Lease-up/Development Communities	5,094	2,222
Total Multifamily Portfolio	$202,589	$198,239
Commercial Property/Land	2,983	3,114
Total Property Operating Expenses	$205,572	$201,353

Net Operating Income
Same Store Communities	$328,696	$332,916	-1.3%
Non-Same Store Communities	12,839	11,133
Lease-up/Development Communities	2,638	237
Total Multifamily Portfolio	$344,173	$344,286
Commercial Property/Land	3,980	3,656
Total Net Operating Income	$348,153	$347,942	0.1%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended
	March 31, 2026	March 31, 2025	Percent Change
Property Taxes	$64,935	$63,188	2.8%
Personnel	41,858	41,561	0.7%
Utilities	34,985	33,853	3.3%
Building Repair and Maintenance	24,196	23,871	1.4%
Office Operations	7,675	8,185	(6.2)%
Insurance	7,754	8,442	(8.1)%
Marketing	6,881	6,811	1.0%
Total Property Operating Expenses	$188,284	$185,911	1.3%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended
	Apartment Units	Same Store NOI	March 31, 2026	March 31, 2025
Atlanta, GA	11,434	12.2%	95.6%	95.4%
Dallas, TX	9,523	9.4%	95.1%	95.2%
Orlando, FL	5,907	7.3%	95.8%	95.6%
Tampa, FL	5,416	7.1%	96.1%	96.1%
Charlotte, NC	5,707	6.2%	95.8%	95.9%
Austin, TX	7,179	5.6%	95.2%	95.0%
Raleigh/Durham, NC	5,156	5.1%	95.0%	95.6%
Nashville, TN	4,375	4.8%	95.8%	95.8%
Phoenix, AZ	3,291	3.9%	96.2%	95.6%
Charleston, SC	3,168	3.8%	95.6%	95.6%
Houston, TX	4,859	3.8%	96.0%	95.5%
Fort Worth, TX	3,687	3.7%	95.4%	95.0%
Northern Virginia	1,888	3.2%	95.8%	96.7%
Jacksonville, FL	3,496	2.8%	95.1%	95.9%
Greenville, SC	2,354	2.1%	95.7%	95.9%
Richmond, VA	1,732	2.0%	95.9%	96.2%
Fredericksburg, VA	1,435	1.9%	95.8%	97.0%
Savannah, GA	1,837	1.9%	95.3%	95.3%
Denver, CO	1,118	1.3%	94.4%	94.8%
Birmingham, AL	1,462	1.2%	95.4%	96.3%
Kansas City, MO-KS	1,110	1.2%	95.4%	95.1%
San Antonio, TX	1,504	1.1%	94.8%	95.2%
Memphis, TN	1,193	1.1%	95.5%	94.9%
Huntsville, AL	1,228	0.9%	92.8%	94.6%
Other	6,502	6.4%	95.5%	95.4%
Total Same Store	96,561	100.0%	95.5%	95.6%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2026	Q1 2025	% Chg	Q1 2026	Q1 2025	% Chg	Q1 2026	Q1 2025	% Chg	Q1 2026	Q1 2025	% Chg
Atlanta, GA	11,434	$64,385	$64,628	(0.4)%	$24,322	$23,121	5.2%	$40,063	$41,507	(3.5)%	$1,787	$1,793	(0.3)%
Dallas, TX	9,523	50,285	50,001	0.6%	19,505	20,194	(3.4)%	30,780	29,807	3.3%	1,677	1,666	0.7%
Orlando, FL	5,907	36,762	36,958	(0.5)%	12,858	13,190	(2.5)%	23,904	23,768	0.6%	1,978	1,985	(0.4)%
Tampa, FL	5,416	35,791	35,984	(0.5)%	12,371	12,630	(2.1)%	23,420	23,354	0.3%	2,083	2,091	(0.4)%
Charlotte, NC	5,707	29,566	29,908	(1.1)%	9,031	9,024	0.1%	20,535	20,884	(1.7)%	1,644	1,656	(0.7)%
Austin, TX	7,179	34,332	35,579	(3.5)%	15,871	15,381	3.2%	18,461	20,198	(8.6)%	1,472	1,547	(4.9)%
Raleigh/Durham, NC	5,156	24,990	25,418	(1.7)%	8,081	8,117	(0.4)%	16,909	17,301	(2.3)%	1,515	1,532	(1.1)%
Nashville, TN	4,375	23,029	23,370	(1.5)%	7,340	7,699	(4.7)%	15,689	15,671	0.1%	1,653	1,675	(1.3)%
Phoenix, AZ	3,291	17,932	17,899	0.2%	5,176	4,978	4.0%	12,756	12,921	(1.3)%	1,691	1,718	(1.6)%
Charleston, SC	3,168	18,413	18,121	1.6%	5,912	5,820	1.6%	12,501	12,301	1.6%	1,842	1,817	1.4%
Houston, TX	4,859	22,781	22,549	1.0%	10,398	10,036	3.6%	12,383	12,513	(1.0)%	1,455	1,444	0.7%
Fort Worth, TX	3,687	19,370	19,284	0.4%	7,254	6,593	10.0%	12,116	12,691	(4.5)%	1,581	1,580	0.0%
Northern Virginia	1,888	15,104	14,918	1.2%	4,617	4,544	1.6%	10,487	10,374	1.1%	2,570	2,513	2.3%
Jacksonville, FL	3,496	15,534	15,970	(2.7)%	6,171	6,063	1.8%	9,363	9,907	(5.5)%	1,467	1,486	(1.3)%
Greenville, SC	2,354	10,673	10,426	2.4%	3,785	3,798	(0.3)%	6,888	6,628	3.9%	1,372	1,336	2.7%
Richmond, VA	1,732	9,423	9,065	3.9%	2,918	2,873	1.6%	6,505	6,192	5.1%	1,724	1,680	2.6%
Fredericksburg, VA	1,435	9,013	8,863	1.7%	2,662	2,557	4.1%	6,351	6,306	0.7%	1,970	1,909	3.2%
Savannah, GA	1,837	9,977	10,109	(1.3)%	3,791	3,543	7.0%	6,186	6,566	(5.8)%	1,686	1,705	(1.1)%
Denver, CO	1,118	6,536	6,934	(5.7)%	2,274	2,030	12.0%	4,262	4,904	(13.1)%	1,903	1,951	(2.4)%
Birmingham, AL	1,462	6,950	6,882	1.0%	2,831	2,708	4.5%	4,119	4,174	(1.3)%	1,439	1,403	2.6%
Kansas City, MO-KS	1,110	5,932	5,737	3.4%	2,112	2,074	1.8%	3,820	3,663	4.3%	1,684	1,638	2.8%
San Antonio, TX	1,504	6,328	6,521	(3.0)%	2,745	2,551	7.6%	3,583	3,970	(9.7)%	1,316	1,354	(2.8)%
Memphis, TN	1,193	5,399	5,405	(0.1)%	1,877	2,238	(16.1)%	3,522	3,167	11.2%	1,414	1,433	(1.3)%
Huntsville, AL	1,228	5,056	5,277	(4.2)%	2,107	1,905	10.6%	2,949	3,372	(12.5)%	1,254	1,286	(2.5)%
Other	6,502	33,419	33,021	1.2%	12,275	12,244	0.3%	21,144	20,777	1.8%	1,637	1,616	1.3%
Total Same Store	96,561	$516,980	$518,827	(0.4)%	$188,284	$185,911	1.3%	$328,696	$332,916	(1.3)%	$1,685	$1,690	(0.3)%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2026	Q4 2025	% Chg	Q1 2026	Q4 2025	% Chg	Q1 2026	Q4 2025	% Chg	Q1 2026	Q4 2025	% Chg
Atlanta, GA	11,434	$64,385	$64,566	(0.3)%	$24,322	$25,023	(2.8)%	$40,063	$39,543	1.3%	$1,787	$1,788	(0.1)%
Dallas, TX	9,523	50,285	50,226	0.1%	19,505	20,376	(4.3)%	30,780	29,850	3.1%	1,677	1,673	0.3%
Orlando, FL	5,907	36,762	36,976	(0.6)%	12,858	12,203	5.4%	23,904	24,773	(3.5)%	1,978	1,980	(0.1)%
Tampa, FL	5,416	35,791	35,893	(0.3)%	12,371	12,625	(2.0)%	23,420	23,268	0.7%	2,083	2,091	(0.4)%
Charlotte, NC	5,707	29,566	29,838	(0.9)%	9,031	9,292	(2.8)%	20,535	20,546	(0.1)%	1,644	1,649	(0.3)%
Austin, TX	7,179	34,332	34,556	(0.6)%	15,871	16,707	(5.0)%	18,461	17,849	3.4%	1,472	1,481	(0.6)%
Raleigh/Durham, NC	5,156	24,990	25,244	(1.0)%	8,081	8,251	(2.1)%	16,909	16,993	(0.5)%	1,515	1,519	(0.3)%
Nashville, TN	4,375	23,029	23,125	(0.4)%	7,340	7,446	(1.4)%	15,689	15,679	0.1%	1,653	1,660	(0.4)%
Phoenix, AZ	3,291	17,932	17,911	0.1%	5,176	4,949	4.6%	12,756	12,962	(1.6)%	1,691	1,697	(0.4)%
Charleston, SC	3,168	18,413	18,484	(0.4)%	5,912	5,755	2.7%	12,501	12,729	(1.8)%	1,842	1,843	(0.0)%
Houston, TX	4,859	22,781	22,796	(0.1)%	10,398	10,255	1.4%	12,383	12,541	(1.3)%	1,455	1,454	0.0%
Fort Worth, TX	3,687	19,370	19,309	0.3%	7,254	8,173	(11.2)%	12,116	11,136	8.8%	1,581	1,580	0.0%
Northern Virginia	1,888	15,104	15,132	(0.2)%	4,617	4,410	4.7%	10,487	10,722	(2.2)%	2,570	2,575	(0.2)%
Jacksonville, FL	3,496	15,534	15,671	(0.9)%	6,171	6,026	2.4%	9,363	9,645	(2.9)%	1,467	1,469	(0.1)%
Greenville, SC	2,354	10,673	10,673	—	3,785	3,631	4.2%	6,888	7,042	(2.2)%	1,372	1,368	0.3%
Richmond, VA	1,732	9,423	9,407	0.2%	2,918	2,813	3.7%	6,505	6,594	(1.3)%	1,724	1,717	0.4%
Fredericksburg, VA	1,435	9,013	8,924	1.0%	2,662	2,564	3.8%	6,351	6,360	(0.1)%	1,970	1,962	0.4%
Savannah, GA	1,837	9,977	10,051	(0.7)%	3,791	3,578	6.0%	6,186	6,473	(4.4)%	1,686	1,697	(0.6)%
Denver, CO	1,118	6,536	6,708	(2.6)%	2,274	1,993	14.1%	4,262	4,715	(9.6)%	1,903	1,918	(0.7)%
Birmingham, AL	1,462	6,950	6,935	0.2%	2,831	2,689	5.3%	4,119	4,246	(3.0)%	1,439	1,440	(0.0)%
Kansas City, MO-KS	1,110	5,932	5,936	(0.1)%	2,112	2,187	(3.4)%	3,820	3,749	1.9%	1,684	1,679	0.3%
San Antonio, TX	1,504	6,328	6,307	0.3%	2,745	2,537	8.2%	3,583	3,770	(5.0)%	1,316	1,323	(0.6)%
Memphis, TN	1,193	5,399	5,353	0.9%	1,877	1,883	(0.3)%	3,522	3,470	1.5%	1,414	1,416	(0.1)%
Huntsville, AL	1,228	5,056	5,065	(0.2)%	2,107	1,954	7.8%	2,949	3,111	(5.2)%	1,254	1,263	(0.7)%
Other	6,502	33,419	33,554	(0.4)%	12,275	11,664	5.2%	21,144	21,890	(3.4)%	1,637	1,636	0.1%
Total Same Store	96,561	$516,980	$518,640	(0.3)%	$188,284	$188,984	(0.4)%	$328,696	$329,656	(0.3)%	$1,685	$1,688	(0.1)%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE

		Units as of			Development Costs as of
		March 31, 2026			March 31, 2026				Expected
					Expected	Costs	Expected	Start	Initial
	Market	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
MAA Plaza Midwood (2)	Charlotte, NC	302	173	42	$101,500	$93,281	$8,219	2Q24	4Q25	3Q26	3Q27
MAA Milepost 35 II	Denver, CO	219	44	24	78,000	62,351	15,649	4Q24	2Q26	4Q26	4Q27
Modera Chandler (2)	Phoenix, AZ	345	—	—	117,500	86,183	31,317	2Q24	2Q26	4Q26	4Q27
MAA Rove	Richmond, VA	306	—	—	99,500	69,250	30,250	3Q24	1Q27	3Q27	1Q28
MAA Point Hope (2)	Charleston, SC	336	—	—	91,000	39,745	51,255	2Q25	1Q27	1Q28	3Q28
MAA One Scottsdale	Phoenix, AZ	280	—	—	135,000	37,469	97,531	4Q25	1Q28	3Q28	2Q29
Total Active		1,788	217	66	$622,500	$388,279	$234,221
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of March 31, 2026
	Market	Total Units	Physical Occupancy	Costs to Date		Construction Completed	Expected Stabilization (1)
MAA Val Vista	Phoenix, AZ	317	88.6%	$76,500		4Q24	2Q26
MAA Cathedral Arts	Dallas, TX	386	89.1%	107,097		(2)	2Q26
MAA Nixie	Raleigh/Durham, NC	406	48.3%	143,024		3Q25	4Q26
MAA Liberty Row (3)	Charlotte, NC	239	35.1%	112,635	(4)	1Q26	4Q26
MAA Breakwater	Tampa, FL	495	71.5%	193,897		1Q26	1Q27
Total		1,843	68.3%	$633,153
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.
(3)
In July 2024, MAA agreed to finance the third party development of this property. MAA has the option to purchase the property once it is stabilized.
(4)
Represents the cost to MAA, net of the $9.6 million non-equity contribution from the third party developer.

MULTIFAMILY INTERIOR REDEVELOPMENT, WIFI RETROFIT AND PROPERTY REPOSITIONING ACTIVITY

Dollars in thousands, except per unit data

Three months ended March 31, 2026
Program	Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
Interior Redevelopment	1,386	$7,349	$5,302	$104	7.5%	9,000 - 12,000

During the first quarter of 2026, MAA continued its WiFi Retrofit program and its Property Repositioning program to upgrade and reposition the amenity and common areas at select apartment communities for higher and above market rent growth after projects are completed and units are fully repriced. MAA spent $1.6 million on its WiFi Retrofit program and $2.3 million on its Property Repositioning program during the three months ended March 31, 2026.

Supplemental Data S-7

2026 ACQUISITION ACTIVITY AS OF MARCH 31, 2026

Land Acquisitions	Market	Closing Date
Modera Silver (1)	Northern Virginia	Jan-26
MAA Sevilla (2)	Kansas City, MO-KS	Feb-26
(1)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property and plans future development of a 287-unit multifamily apartment community at the property.
(2)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property. Construction of this development commenced in April 2026.

2026 DISPOSITION ACTIVITY AS OF MARCH 31, 2026

Multifamily Dispositions	Market	Apartment Units	Closing Date
MAA Greenwood Forrest	Houston, TX	316	Feb-26

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2026

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,929,220	87.1%	3.8%	7.0
Floating rate debt	727,300	12.9%	4.1%	0.1
Total	$5,656,520	100.0%	3.9%	6.1

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$5,296,096	93.6%	3.8%	5.0
Secured debt	360,424	6.4%	4.4%	22.8
Total	$5,656,520	100.0%	3.9%	6.1

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q1 2026 NOI	Percent of Total
Unencumbered gross assets	$17,300,514	95.6%	$333,844	95.9%
Encumbered gross assets	788,531	4.4%	14,309	4.1%
Total	$18,089,045	100.0%	$348,153	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2026	$299,708	1.2%
2027	599,104	3.7%
2028	398,671	4.2%
2029	554,451	3.7%
2030	298,658	3.1%
2031	447,123	1.8%
2032	395,615	5.4%
2033	592,758	4.7%
2034	344,648	5.1%
2035	344,499	5.1%
Thereafter	653,985	3.8%
Total	$4,929,220	3.8%

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2026 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper ⁽¹⁾ & Revolving Credit Facility ⁽²⁾	Public Bonds	Secured	Total
2026	$727,300	$299,708	$—	$1,027,008
2027	—	599,104	—	599,104
2028	—	398,671	—	398,671
2029	—	554,451	—	554,451
2030	—	298,658	—	298,658
2031	—	447,123	—	447,123
2032	—	395,615	—	395,615
2033	—	592,758	—	592,758
2034	—	344,648	—	344,648
2035	—	344,499	—	344,499
Thereafter	—	293,561	360,424	653,985
Total	$727,300	$4,568,796	$360,424	$5,656,520
(1)
The $727.3 million maturing in 2026 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of March 31, 2026. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $750.0 million. For the three months ended March 31, 2026, average daily borrowings outstanding under the commercial paper program were $682.1 million.
(2)
There were no borrowings outstanding under MAALP’s $1.5 billion unsecured revolving credit facility as of March 31, 2026. The facility has a maturity date of January 2030 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	31.3%	Yes
Total secured debt to adjusted total assets	40% or less	2.0%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.9x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	317.1%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	23.8%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.3x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	23.1%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements, which have been filed by MAA and MAALP with the SEC.

Supplemental Data S-9

2026 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below. The guidance projections provided below are based on current expectations and are forward-looking statements.

	Full Year 2026
Earnings:	Range	Midpoint
Earnings per common share - diluted	$4.18 to $4.50	$4.34
Core FFO per Share - diluted	$8.37 to $8.69	$8.53
Core AFFO per Share - diluted	$7.34 to $7.66	$7.50

MAA Same Store Portfolio:
Number of units	96,561	96,561
Average physical occupancy	95.35% to 95.85%	95.60%
Property revenue growth	-0.20% to 1.30%	0.55%
Effective rent growth	-0.15% to 0.85%	0.35%
Property operating expense growth	1.90% to 3.40%	2.65%
NOI growth	-1.70% to 0.30%	-0.70%
Real estate tax expense growth	1.25% to 3.25%	2.25%

Corporate Expenses: ($ in millions)
Property management expenses	$77.5 to $79.5	$78.5
General and administrative expenses	$56.5 to $58.5	$57.5
Total overhead	$134.0 to $138.0	$136.0

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$150.0 to $250.0	$200.0
Multifamily disposition volume	$200.0 to $300.0	$250.0
Development investment	$300.0 to $400.0	$350.0

Debt:
Average effective interest rate	3.7% to 3.9%	3.8%
Capitalized interest ($ in millions)	$16.0 to $18.0	$17.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.95 to 119.45 million	119.20 million

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2026 GUIDANCE

	Full Year 2026 Guidance Range
	Low	High
Earnings per common share - diluted	$4.18	$4.50
Real estate depreciation and amortization	5.43	5.43
Gains on sale of depreciable assets	(1.16)	(1.16)
FFO per Share - diluted	8.45	8.77
Non-Core FFO items (1)	(0.08)	(0.08)
Core FFO per Share - diluted	8.37	8.69
Recurring capital expenditures	(1.03)	(1.03)
Core AFFO per Share - diluted	$7.34	$7.66
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-10

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2026	Q3 2026	Q4 2026	Q1 2027
Earnings release & conference call	Late July	Late October	Early February	Late April

Dividend Information - Common Shares:	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Declaration date	3/18/2025	5/21/2025	9/23/2025	12/10/2025	3/17/2026
Record date	4/15/2025	7/15/2025	10/15/2025	1/15/2026	4/15/2026
Payment date	4/30/2025	7/31/2025	10/31/2025	1/30/2026	4/30/2026
Distributions per share	$1.5150	$1.5150	$1.5150	$1.5300	$1.5300

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-11